EATON VANCE TAX-MANAGED INTERNATIONAL DIVERSIFIED EQUITY INCOME FUND



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                       AGREEMENT AND DECLARATION OF TRUST



                               Dated March 2, 2007

                                TABLE OF CONTENTS



ARTICLE I - NAME AND DEFINITIONS................................1



Section 1.1. Name...............................................1

Section 1.2. Definitions........................................1



ARTICLE II - TRUSTEES...........................................3



Section 2.1.  Management of the Trust...........................3

Section 2.2   Number of Trustees................................3

Section 2.3   Terms of Office of Trustee........................3

Section 2.4   Resignation and Appointment of Trustees...........3

Section 2.5   Vacancies.........................................4

Section 2.6   Delegation of Power to Other Trustees.............4

Section 2.7   Removal of Trustees...............................4

Section 2.8.  General Powers....................................4

Section 2.9.  Investments.......................................5

Section 2.10. Legal Title.......................................6

Section 2.11. By-Laws...........................................7

Section 2.12. Distribution and Repurchase of Shares.............7

Section 2.13. Delegation........................................7

Section 2.14. Collection and Payment............................7

Section 2.15. Expenses..........................................7

Section 2.16. Committees........................................7

Section 2.17. Miscellaneous Powers..............................8

Section 2.18. Litigation........................................8



ARTICLE III - CONTRACTS.........................................8



Section 3.1. Principal Underwriter..............................8

Section 3.2. Investment Adviser.................................9

Section 3.3. Administrator......................................9

Section 3.4. Other Service Providers............................9

Section 3.5. Transfer Agents....................................9

Section 3.6. Custodian..........................................9

Section 3.7. Affiliations.......................................9



ARTICLE IV - LIMITATIONS OF LIABILITY OF SHAREHOLDERS,

TRUSTEES AND OTHERS.............................................10



Section 4.1. No Personal Liability of Shareholders, Trustees,

  Officers and Employees........................................10

Section 4.2. Trustee's Good Faith Action; Advice to Others;

  No Bond or Surety.............................................10

Section 4.3. Indemnification....................................10

Section 4.4. No Duty of Investigation...........................11

Section 4.5. Reliance on Records and Experts....................11

ARTICLE V - SHARES OF BENEFICIAL INTEREST 11



Section 5.1. Shares of Beneficial Interest.........................11

Section 5.2. Voting Powers.........................................12

Section 5.3. Rights of Shareholders................................12

Section 5.4. Trust Only............................................12

Section 5.5. Issuance of Shares....................................12



ARTICLE VI - REDEMPTIONS AND REPURCHASES...........................13



Section 6.1. Redemptions and Repurchases of Shares.................13

Section 6.2. Manner of Payment.....................................13

Section 6.3. Involuntary Redemption................................13



ARTICLE VII - DETERMINATION OF NET ASSET VALUE, NET INCOME AND

DISTRIBUTIONS......................................................14



Section 7.1. Net Asset Value.......................................14

Section 7.2. Dividends and Distributions...........................14

Section 7.3. Power to Modify Foregoing Procedures..................15



ARTICLE VIII - DURATION; TERMINATION OF TRUST OR A CLASS OR SERIES;

MERGERS; AMENDMENTS................................................15



Section 8.1. Duration..............................................15

Section 8.2. Merger or Termination of the Trust or a Series or

    a Class........................................................15

Section 8.3. Amendments............................................16

Section 8.4. Certain Transactions..................................16

Section 8.5. Conversion............................................18



ARTICLE IX - MISCELLANEOUS.........................................18



Section 9.1. Use of the Words "Eaton Vance"........................18

Section 9.2. Notices...............................................18

Section 9.3. Filing of Copies, References, Headings and

    Counterparts...................................................18

Section 9.4. Applicable Law........................................19

Section 9.5. Provisions in Conflict with Law or Regulations........19

AGREEMENT AND  DECLARATION  OF  TRUST,  made  March  2,  2007  by  the  Trustees hereunder and by the holders of beneficial interest to be  issued  hereunder  as hereinafter provided and



                                   WITNESSETH:



WHEREAS, the Trust has been formed to carry on the  business  of  an  investment company; and



WHEREAS, the Trustees have agreed to  manage  all  property  coming  into  their hands as trustees of a Massachusetts  voluntary  association  with  transferable shares in accordance with the provisions hereinafter set forth;



NOW, THEREFORE, the Trustees declare that all money and property contributed  to the trust established hereunder shall be held and managed under  this  Agreement and Declaration of Trust for the benefit of the holders, from time to  time,  of the shares of beneficial interest to be issued  hereunder  and  subject  to  the provisions set forth below.



                                    ARTICLE I



                              NAME AND DEFINITIONS



SECTION 1.1. NAME.  The  name  of  the  trust  created  hereby  is  Eaton  Vance

Tax-Managed International Diversified Equity Income Fund.



SECTION 1.2. DEFINITIONS. Wherever they are used  herein,  the  following  terms have the following respective meanings:



(a) "Administrator" means the  party,  other  than  the  Trust,  to  a  contract described in Section 3.3 hereof.



(b) "By-Laws" means the By-Laws referred to in  Section  2.11  hereof,  as  from time to time amended.



(c) "Class" means any class  of  Shares  designated  by  the  Trustees  as  such following any division of Shares of the  Trust  into  two  or  more  Classes  as provided in Section 5.1 hereof.



(d) The term "Commission" has the meaning given the term in the 1940 Act.



(e) "Custodian" means any Person other than the Trust who  has  custody  of  any

Trust Property as required by Section 17(f)  of  the  1940  Act,  but  does  not include a system for the  central  handling  of  securities  described  in  said

Section 17(f).



(f) "Declaration" means this Declaration of Trust as amended from time to time.



(g) "His" shall include the feminine and  neuter,  as  well  as  the  masculine,

genders.



(h) The term "Interested Person" has the  meaning  specified  in  the  1940  Act subject, however, to such exceptions and exemptions as may  be  granted  by  the

Commission in any rule, regulation or order.



(i) "Investment Adviser" means the party, other than the Trust, to an  agreement described in Section 3.2 hereof.

(j) The "1940 Act" means the Investment Company Act of 1940 and  the  Rules  and

Regulations thereunder, as amended from time to time.



(k) "Outstanding Shares" means those Shares shown  from  time  to  time  on  the books of the Trust or its Transfer Agent as then issued and outstanding.



(l) "Person" means and includes  individuals,  corporations,  limited  liability companies, partnerships, trusts, associations, firms, joint ventures  and  other

entities,  whether  or   not   legal   entities,   as   well   as   governments,

instrumentalities,  and  agencies  and  political  subdivisions   thereof,   and

quasi-governmental agencies and instrumentalities.



(m) "Principal Underwriter" means a party, other than the Trust, to  a  contract described in Section 3.1 hereof.



(n) "Prospectus" means the Prospectus and Statement of  Additional  Information,

if  any,  included  in  the  Registration  Statement  of  the  Trust  under  the

Securities  Act  of  1933  as  such  Prospectus  and  Statement  of   Additional

Information, if  any,  may  be  amended  or  supplemented  and  filed  with  the

Commission from time to time.



(o) "Registration Statement" means  the  Registration  Statement  of  the  Trust under the Securities Act of 1933 as such Registration Statement may  be  amended and filed with the Commission from time to time.



(p) "Series" means any series of Shares  designated  by  the  Trustees  as  such following the division of Shares of  any  Class  into  two  or  more  Series  as provided in Section 5.1 hereof.



(q) "Shareholder" means a record owner of Outstanding Shares.



(r) "Shares" means the equal proportionate transferable units of  interest  into which the beneficial interest in the Trust shall be divided from time  to  time,

or, if more than one Class or Series is authorized by the  Trustees,  the  equal proportionate transferable units into  which  each  Class  or  Series  shall  be divided from time to time.



(s) "Transfer Agent" means any Person other than the  Trust  who  maintains  the

Shareholder records of the Trust, such as the list of Shareholders,  the  number of Shares credited to each account, and the like.



(t) "Trust" means the Trust named in Section 1.1.



(u) The "Trustees" means the persons who have signed this Declaration,  so  long as they shall continue in office in accordance with the terms  hereof,  and  all other persons who now serve or may from time to time be duly elected,  qualified and serving as Trustees in accordance with the provisions of Article  II  hereof and the By-Laws of the Trust, and reference herein to a Trustee or the  Trustees shall refer to such person or persons in his capacity  or  their  capacities  as trustees hereunder.



(v) "Trust Property" means any and all property, real or personal,  tangible  or intangible, which is owned or held by or for the account of  the  Trust  or  the

Trustees, including any and all assets of or allocated to any Class  or  Series,

as the context may require.



(w) Except as such term may be otherwise defined by the Trustees  in  connection with any meeting or other action of Shareholders  or  in  conjunction  with  the establishment of any Class or Series, the term "vote" when  used  in  connection with an action of Shareholders shall include  a  vote  taken  at  a  meeting  of

Shareholders or the consent or consents of Shareholders  taken  without  such  a meeting.

                                   ARTICLE II



                                    TRUSTEES



SECTION 2.1. MANAGEMENT OF THE TRUST. The business  and  affairs  of  the  Trust shall be managed by the Trustees and they shall have all  powers  and  authority necessary, appropriate or desirable to perform that function.



SECTION 2.2. NUMBER OF TRUSTEES. The number of Trustees shall be such number  as shall be fixed from time to time by a written instrument signed  by  a  majority of the Trustees, provided, however, that the number  of  Trustees  shall  in  no event be less than two (2) nor more than  fifteen  (15).  No  reduction  in  the number of Trustees shall have the effect of removing  any  Trustee  from  office prior to the expiration of his term unless the Trustee is  specifically  removed pursuant to Section 2.3 or Section 2.7  of  this  Article  II  at  the  time  of decrease.



SECTION 2.3. TERM OF OFFICE OF TRUSTEES. The Board of Trustees shall be divided into three classes. Within the limits above specified, the number of the

Trustees in each class and the class which each Trustee is assigned shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of

Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement. The term of office of the third class shall expire on the date of the  third  annual meeting of Shareholders  or  special  meeting  in  lieu  thereof  following  the effective date of the Registration Statement. Upon expiration  of  the  term  of office of each class as set forth above, the number of Trustees in  such  class,

as determined by the Board of Trustees, shall be elected for a term expiring  on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of  office expire. The Trustees shall be elected at an annual meeting of  the  Shareholders or special meeting in lieu thereof called for that purpose, except  as  provided in Section 2.3 of this Article and each Trustee elected shall hold office  until his successor shall have been elected and shall have qualified; except (a)  that any Trustee  may  resign  his  trust  (without  need  for  prior  or  subsequent accounting) by an instrument in writing signed  by  him  and  delivered  to  the other Trustees, which shall take effect upon such delivery or  upon  such  later date as is specified therein; (b) that any Trustee may be removed (provided  the aggregate number of Trustees after such removal  shall  not  be  less  than  the number required by Section 2.2  hereof)  for  cause,  at  any  time  by  written instrument, signed by the remaining Trustees,  specifying  the  date  when  such removal shall become effective;  and  (c)  that  any  Trustee  who  requests  in writing to be retired or who has become incapacitated by illness or  injury  may be retired by written instrument signed by a majority  of  the  other  Trustees,

and he shall execute and deliver such documents as the remaining Trustees  shall require for the purpose of conveying to the Fund or the remaining  Trustees  any

Fund property held in the name of the resigning or  removed  Trustee.  Upon  the incapacity or death of any Trustee, his legal representative shall  execute  and deliver on his behalf such document as the remaining Trustees shall  require  as provided in the preceding sentence.



SECTION  2.4.  RESIGNATION  AND  APPOINTMENT  OF  TRUSTEES.  In  case   of   the

declination, death, resignation, retirement, removal or inability of any of  the

Trustees, or in case a vacancy shall, by reason of any increase  in  number,  or for any other reason, exist, the remaining Trustees  or,  prior  to  the  public offering of Shares of the Fund,  if  only  one  Trustee  shall  then  remain  in office, the remaining Trustee, shall fill such vacancy by appointing such  other person as they, or anyone of them, in their  discretion,  shall  see  fit.  Such appointment shall be evidenced by a written instrument signed by a  majority  of the remaining Trustees or by the remaining Trustee, as  the  case  may  be.  Any such appointment shall not become effective, however, until the person named  in the written instrument or  appointment  shall  have  accepted  in  writing  such appointment and agreed in writing to be bound by the terms of  the  Declaration.

The Trustees shall notify Shareholders of such  appointment  in  an  appropriate manner. An appointment of a Trustee
may be made by  the  Trustees  then  in  office  and  notice  thereof  given  to

Shareholders as aforesaid in anticipation of a vacancy to  occur  by  reason  of retirement, resignation or increase in number of Trustees effective at  a  later date, provided that said appointment shall become effective  only  at  or  after the effective date of said retirement, resignation  or  increase  in  number  of

Trustees. The power of appointment is  subject  to  the  provisions  of  Section

16(a) of the 1940 Act.



SECTION  2.5.  VACANCIES.  The  death,  declination,  resignation,   retirement,

removal or incapacity of the Trustees, or any one of them, shall not operate  to annul the Fund or to remove any existing agency created pursuant  to  the  terms of this Declaration. Whenever a vacancy in the number of Trustees  shall  occur,

until such vacancy is filled  as  provided  in  Section  2.3,  the  Trustees  in office, regardless of their number, shall have all the duties imposed  upon  the

Trustees by the Declaration and only such Trustees  shall  be  counted  for  the purposes of establishing the existence of a quorum or performing such duties  or exercising such powers of the Trustees  as  described  in  this  Declaration.  A written instrument  certifying  the  existence  of  such  vacancy  signed  by  a majority of the Trustees shall be conclusive evidence of the existence  of  such vacancy.



SECTION 2.6. DELEGATION OF POWER TO OTHER TRUSTEES. Subject  to  the  provisions of the 1940 Act, any Trustee may, by power of attorney, delegate his  power  for a period not exceeding six (6) months at any one time to any  other  Trustee  or

Trustees; provided that in no case shall less than two (2)  Trustees  personally exercise the powers granted to the Trustees  under  the  Declaration  except  as herein otherwise expressly provided.



SECTION 2.7. REMOVAL OF TRUSTEES BY THE  SHAREHOLDERS.  The  Fund  shall  comply with the provisions of Section 16(c) of the 1940 Act  as  though  applicable  to the Fund, and with interpretations hereof by the Commission  staff,  insofar  as such provisions and interpretations provide  for  the  removal  of  trustees  of common-law trusts and the calling of  Shareholder  meetings  for  such  purpose;

provided, however, that the Fund may at any time or from time to time  apply  to the Commission for one or more exemptions from  all  or  part  of  said  Section

16(c)  or  a  staff  interpretation  thereof  and,  if  exemptive  order(s)   or

interpretation(s) are issued or provided by the Commission or  its  staff,  such order(s) or interpretation(s) shall be deemed part  of  Section  16(c)  for  the purpose of applying this Section 2.7.



SECTION 2.8. GENERAL  POWERS.  The  Trustees  in  all  instances  shall  act  as principals for and on behalf of the Trust and their acts shall bind  the  Trust.

The business and affairs of the Trust shall be managed by the Trustees and  they shall have full power and authority to do any and  all  acts  and  to  make  and execute any and all contracts and instruments that they may consider  necessary,

appropriate or desirable in connection with the management  of  the  Trust.  The

Trustees shall not be bound or limited in any way by  present  or  future  laws,

practices or customs in regard to trust  investments  or  to  other  investments which may be made by fiduciaries, but shall have full  authority  and  power  to make any and all investments  which  they,  in  their  uncontrolled  discretion,

shall deem proper to promote, implement or  accomplish  the  various  objectives and interests of the Trust and of its Classes and  Series.  The  Trustees  shall have full power and authority  to  adopt  such  accounting  and  tax  accounting practices as they consider appropriate for  the  Trust  and  for  any  Class  or

Series. The Trustees shall have exclusive and absolute control  over  the  Trust

Property and over the business of the  Trust  to  the  same  extent  as  if  the

Trustees were the sole owners of the Trust Property and business  in  their  own right, and with such full powers of delegation  as  the  Trustees  may  exercise from time to time. The Trustees shall have power to conduct the business of  the

Trust and carry on its operations in any and all of its  branches  and  maintain offices both within and without The Commonwealth of Massachusetts,  in  any  and all states of the United States of America, in the District of Columbia, and  in

any and all commonwealths,  territories,  dependencies,  colonies,  possessions,

agencies, and instrumentalities of the United States of America and  of  foreign

governments,  and  to  do  all  such  other  things  as  they  deem   necessary,

appropriate or desirable in order to promote or implement the interests  of  the

Trust  or  of  any  Class  or  Series  although  such  things  are  not   herein

specifically mentioned. Any determination as to what is in the interests of  the

Trust or of any Class or Series made by the Trustees  in  good  faith  shall  be conclusive and binding upon all Shareholders. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of plenary power and authority to the Trustees.



The enumeration  of  any  specific  power  in  this  Declaration  shall  not  be construed as limiting the aforesaid general and plenary powers.



SECTION 2.9. INVESTMENTS. The Trustees shall have full power and authority:



(a) To operate as and carry on  the  business  of  an  investment  company,  and exercise all the powers  necessary  and  appropriate  to  the  conduct  of  such operations.



(b) To acquire or buy, and invest Trust Property in, own,  hold  for  investment or otherwise, and to sell or otherwise  dispose  of,  all  types  and  kinds  of securities and investments of any kind including, but not  limited  to,  stocks,

profit-sharing interests or  participations  and  all  other  contracts  for  or evidences of  equity  interests,  bonds,  debentures,  warrants  and  rights  to

purchase  securities,  and  interests  in  loans,  certificates  of   beneficial

interest,  bills,  notes  and  all  other  contracts   for   or   evidences   of

indebtedness, money market instruments including bank certificates  of  deposit,

finance paper, commercial paper, bankers'  acceptances  and  other  obligations,

and all other negotiable and non-negotiable securities and instruments,  however named or described, issued by corporations, trusts, associations  or  any  other

Persons, domestic or foreign, or issued or guaranteed by the  United  States  of

America or any agency or instrumentality  thereof,  by  the  government  of  any foreign country, by any State, territory or possession of the United States,  by any political subdivision or agency or instrumentality of any state  or  foreign country, or by any other government or other governmental or  quasi-governmental agency or instrumentality, domestic  or  foreign;  to  acquire  and  dispose  of interests in domestic or  foreign  loans  made  by  banks  and  other  financial institutions; to deposit any assets of the Trust in any bank, trust  company  or banking institution or retain any such assets in domestic  or  foreign  cash  or currency; to purchase and sell gold and silver bullion,  precious  or  strategic metals, and coins and currency of all countries; to engage in "when issued"  and delayed delivery transactions; to  enter  into  repurchase  agreements,  reverse repurchase agreements and firm commitment agreements; to employ  all  types  and kinds of hedging techniques and investment management strategies; and to  change the investments of the Trust and of each Class or Series.



(c) To acquire (by purchase, subscription or otherwise), to hold,  to  trade  in and deal in, to acquire any rights or options to purchase or sell,  to  sell  or otherwise dispose of, to lend and to pledge any Trust Property  or  any  of  the foregoing securities, instruments or investments; to purchase and  sell  options on  securities,  currency,  precious  metals  and  other  commodities,  indices,

futures contracts and other financial instruments  and  assets  and  enter  into closing and other transactions in connection therewith; to enter into all  types of commodities contracts, including, without limitation, the purchase  and  sale of  futures  contracts  on  securities,  currency,  precious  metals  and  other commodities, indices and other financial instruments and assets; to  enter  into forward foreign currency exchange  contracts  and  other  foreign  exchange  and currency transactions of all types and  kinds;  to  enter  into  interest  rate,

currency and other swap transactions; and to engage in all types  and  kinds  of hedging and risk management transactions.



(d) To exercise all rights, powers and privileges of ownership  or  interest  in all securities and other assets  included  in  the  Trust  Property,  including,

without limitation, the right to vote thereon and  otherwise  act  with  respect thereto; and to do  all  acts  and  things  for  the  preservation,  protection,

improvement and enhancement in value of all such securities and assets.



(e) To acquire (by purchase, lease or otherwise) and  to  hold,  use,  maintain,

lease, develop and dispose of (by  sale  or  otherwise)  any  type  or  kind  of property, real or personal, including domestic  or  foreign  currency,  and  any right or interest therein.

(f) To borrow money and in this connection  issue  notes,  commercial  paper  or other evidence of indebtedness; to secure borrowings by mortgaging, pledging  or otherwise subjecting as security all or any  part  of  the  Trust  Property;  to

endorse,  guarantee,  or  undertake  the  performance  of  any   obligation   or

engagement of any other Person; to lend all or any part of  the  Trust  Property to other Persons; and to issue general unsecured or  other  obligations  of  the

Trust, and enter into indentures or agreements relating thereto.



(g) To aid, support or assist by further investment or other action any  Person,

any obligation of or interest which is included in the Trust Property or in  the affairs of which the Trust or any Class or Series has  any  direct  or  indirect interest; to do all acts and things designed to protect,  preserve,  improve  or enhance the value of such obligation or interest; and  to  guarantee  or  become surety on any or all of the contracts, securities and other obligations  of  any such Person.



(h) To join other security holders in acting through  a  committee,  depositary,

voting trustee or otherwise, and in that  connection  to  deposit  any  security with, or transfer any security to, any such committee,  depositary  or  trustee,

and to delegate to them such power and authority with relation to  any  security

(whether or not so deposited or transferred) as the Trustees shall deem  proper,

and to agree to pay, and to pay, such portion of the expenses  and  compensation of such committee, depositary or trustee as the Trustees shall deem proper.



(i) To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Declaration, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Declaration, either alone or in association with others, and  to  do  every other act or thing incidental or appurtenant to or arising out of  or  connected with such business or purposes, objects or powers.



(j) To the extent necessary or appropriate to give effect  to  the  preferences,

special or relative rights and privileges of any Class or  Series,  to  allocate assets, liabilities, income and expenses of the Trust to particular  Classes  or

Series or to apportion the same among two or more Classes or Series.



The foregoing clauses shall be construed both as objects and powers,  and  shall not be held to limit or restrict in any manner the general  and  plenary  powers of the Trustees.



Notwithstanding any other provision herein, the Trustees shall have  full  power in their discretion, without any requirement of  approval  by  Shareholders,  to invest part or all of the Trust Property (or part or all of the  assets  of  any

Class or Series), or to dispose of part or all of the Trust  Property  (or  part or all of the assets of any Class or Series) and invest  the  proceeds  of  such disposition, in securities issued by one  or  more  other  investment  companies registered under the 1940 Act. Any such other investment company may  (but  need not) be a trust (formed under the laws of the State of New York or of any  other state) which is classified as a partnership for federal income tax purposes.



SECTION 2.10. LEGAL TITLE. Legal title  to  all  the  Trust  Property  shall  be vested in the Trustees who from time to time shall be in  office.  The  Trustees may hold any security or other Trust Property  in  a  form  not  indicating  any trust, whether in bearer, unregistered or other negotiable form, and  may  cause legal title to any security or other Trust Property to be  held  by  or  in  the name of one or more of the Trustees, or in the name of the Trust  or  any  Class or Series, or in the  name  of  a  custodian,  subcustodian,  agent,  securities depository, clearing agency, system for the central handling  of  securities  or other book-entry system, or in the name of a nominee or nominees  of  the  Trust or a Class or Series, or in the name of a nominee or nominees  of  a  custodian,

subcustodian, agent, securities  depository,  clearing  agent,  system  for  the central handling of securities or other book-entry system, or  in  the  name  of any other Person as nominee. The
right, title and interest of the Trustees  in  the  Trust  Property  shall  vest automatically in each Person who  may  hereafter  become  a  Trustee.  Upon  the termination of the term of office, resignation, removal or death  of  a  Trustee he shall automatically cease to have any right, title or interest in any of  the

Trust Property, and the right, title and interest of such Trustee in  the  Trust

Property shall vest automatically in the remaining Trustees.



SECTION 2.11. BY- LAWS. The Trustees shall have  full  power  and  authority  to adopt By-Laws providing for the  conduct  of  the  business  of  the  Trust  and containing  such  other  provisions  as  they  deem  necessary,  appropriate  or desirable, and, subject to the voting powers of one or more Classes  or  Series,

to amend and repeal such By-Laws. Unless the By-Laws specifically  require  that

Shareholders authorize or approve  the  amendment  or  repeal  of  a  particular provision of the By-Laws, any  provision  of  the  By-Laws  may  be  amended  or repealed by the Trustees without Shareholder authorization or approval.



SECTION 2.12. DISTRIBUTION AND REPURCHASE OF SHARES. The Trustees shall have full power and authority to issue, sell, repurchase, redeem, retire, cancel,

acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in

Shares. Shares may be sold for cash or property or other consideration whenever and in such amounts and manner as the Trustees deem desirable. The Trustees shall have full power to provide for the distribution of Shares either through one or more principal underwriters or by the Trust itself, or both.



SECTION 2.13. DELEGATION. The Trustees shall have full power  and  authority  to delegate from time to time to such of their number or to officers, employees or agents of the Trust or to other Persons the doing of such things  and  execution of such agreements or other instruments either in the name of the Trust  or  any

Class or Series of the Trust or the names of the Trustees or  otherwise  as  the

Trustees may deem desirable or expedient.



SECTION 2.14. COLLECTION AND PAYMENT. The Trustees shall  have  full  power  and authority to collect  all  property  due  to  the  Trust;  to  pay  all  claims,

including taxes, against the Trust or  Trust  Property;  to  prosecute,  defend,

compromise, settle or  abandon  any  claims  relating  to  the  Trust  or  Trust

Property; to foreclose  any  security  interest  securing  any  obligations,  by virtue of which any property is owed to the Trust; and to enter  into  releases,

agreements and other instruments.



SECTION 2.15. EXPENSES. The Trustees shall have  full  power  and  authority  to incur on behalf of the Trust or any  Class  or  Series  and  pay  any  costs  or

expenses  which  the  Trustees  deem  necessary,   appropriate,   desirable   or

incidental to carry out, implement or enhance the business or operations of  the

Trust or any Class or Series thereof, and to pay compensation from the funds  of

the  Trust  to  themselves  as  Trustees.  The  Trustees  shall  determine   the

compensation of all officers, employees and Trustees of the Trust. The  Trustees shall have full power and authority to cause the Trust  to  charge  all  or  any part of any cost, expense  or  expenditure  (including  without  limitation  any expense of selling or distributing Shares)  or  tax  against  the  principal  or capital of the Trust or any Class or Series, and to credit all or  any  part  of the profit, income or receipt to the principal or capital of the  Trust  or  any

Class or Series.



SECTION 2.16. COMMITTEES. The Trustees may appoint from their  own  number,  and terminate, any one or more  committees  consisting  of  two  or  more  Trustees,

including an executive committee  which  may,  when  the  Trustees  are  not  in session, exercise some or all of the power and authority of the Trustees as  the

Trustees may determine.

SECTION 2.17. MISCELLANEOUS POWERS. The  Trustees  shall  have  full  power  and authority to: (a) distribute to Shareholders all or any part of the earnings  or

profits,  surplus  (including  paid-in  surplus),  capital  (including   paid-in

capital) or assets of the Trust or of any Class or Series, the  amount  of  such distributions and the manner of payment thereof to be solely at  the  discretion of the Trustees; (b) employ,  engage  or  contract  with  such  Persons  as  the

Trustees may deem desirable for the transaction of the  business  or  operations of the Trust or any Class or Series thereof; (c) enter into or cause  the  Trust or any Class or Series  thereof  to  enter  into  joint  ventures,  partnerships

(whether as general  partner,  limited  partner  or  otherwise)  and  any  other combinations or associations; (d) purchase and pay for  entirely  out  of  Trust property such insurance as they  may  deem  necessary  or  appropriate  for  the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders,

Trustees, officers, employees, agents, investment advisers or managers,

principal underwriters, or independent contractors of the Trust individually against all claims  and  liabilities  of  every  nature  arising  by  reason  of holding, being or having held any such office or position, or by reason  of  any action alleged to have been taken or omitted by any such person as  Shareholder,

Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action  taken  or  omitted that may be determined to constitute negligence, whether or not the Trust  would have the power to indemnify such person against such  liability;  (e)  establish pension, profit-sharing, share purchase, and  other  retirement,  incentive  and benefit plans for any Trustees, officers, employees and  agents  of  the  Trust;

(f) indemnify or reimburse any Person with  whom  the  Trust  or  any  Class  or

Series  thereof  has  dealings,  including  without  limitation  the  Investment

Adviser,  Administrator,  Principal  Underwriter,  Transfer   Agent,   financial

service firms and other agents, to such extent as the Trustees shall  determine;

(g) guarantee the indebtedness or contractual obligations of other Persons; (h)

determine and change the fiscal year of the Trust and the methods by  which  its books, accounts and records shall be kept; and (i) adopt a seal for  the  Trust,

but the absence of such seal shall not impair the  validity  of  any  instrument executed on behalf of the Trust.



SECTION 2.18. LITIGATION. The Trustees shall have full power and  authority,  in the name and on behalf of the Trust, to engage  in  and  to  prosecute,  defend,

compromise,  settle,  abandon,  or  adjust  by  arbitration  or  otherwise,  any actions, suits, proceedings,  disputes,  claims  and  demands  relating  to  the

Trust, and out of the assets of the Trust or any Class or Series thereof to  pay or to satisfy any liabilities, losses, debts, claims or expenses (including without limitation attorneys' fees) incurred in connection therewith,  including those of litigation, and such power shall include without limitation  the  power of the Trustees or any committee thereof, in the exercise of their or  its  good faith business judgment, to dismiss or terminate any action,  suit,  proceeding,

dispute, claim or demand,  derivative  or  otherwise,  brought  by  any  Person,

including a Shareholder in his own name or in the  name  of  the  Trust  or  any

Class or Series thereof, whether or  not  the  Trust  or  any  Class  or  Series thereof or any of the Trustees may be named individually therein or the  subject matter arises by reason of business for or on behalf of the Trust or  any  Class or Series thereof.



                                   ARTICLE III



                                    CONTRACTS



SECTION 3.1. PRINCIPAL UNDERWRITER. The Trustees may in  their  discretion  from time to time authorize the Trust to enter into one or more  contracts  providing for the sale of the Shares. Pursuant to any such contract the Trust  may  either agree to sell the Shares to the other party to  the  contract  or  appoint  such other party its sales agent for such Shares. In either case, any  such  contract shall be on such terms and conditions as the Trustees may  in  their  discretion determine; and any such contract may also provide for  the  sale  of  Shares  by such other party as principal or as agent of the Trust.

SECTION 3.2. INVESTMENT ADVISER. The Trustees may, subject to any  approvals  by

Shareholders required by applicable law, in their discretion from time  to  time authorize the Trust to enter into one or  more  investment  advisory  agreements whereby the other party or parties to any such  agreements  shall  undertake  to furnish the Trust investment advisory and research facilities and  services  and such other facilities and services, if  any,  as  the  Trustees  shall  consider desirable and all upon such terms and conditions as the Trustees  may  in  their discretion determine. Notwithstanding any provisions of  this  Declaration,  the

Trustees may authorize the Investment Adviser, in  its  discretion  and  without any prior consultation with the Trust, to buy, sell, lend  and  otherwise  trade and deal in any and all securities, commodity contracts  and  other  investments and assets of the Trust and to engage in and employ all  types  of  transactions and strategies in connection therewith. Any such action taken pursuant  to  such agreement shall be deemed to have been authorized by all of the Trustees.



The  Trustees  may  also  authorize  the  Trust  to  employ,  or  authorize  the

Investment Adviser to employ, one or more sub-investment advisers from  time  to time to perform such of the acts and services  of  the  Investment  Adviser  and upon such terms and conditions as may be  agreed  upon  between  the  Investment

Adviser and such sub-investment adviser and approved by the Trustees.



SECTION 3.3. ADMINISTRATOR. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more administration agreements,

whereby the other party to such agreement shall undertake to furnish to the

Trust or a Series or a Class thereof such administrative facilities and services and such other  facilities  and  services,  if  any,  as  the  Trustees consider desirable and all upon such terms and conditions as  the  Trustees  may in their discretion determine.



The  Trustees  may  also  authorize  the  Trust  to  employ  or  authorize   the

Administrator to employ one or more sub-administrators  from  time  to  time  to perform such of the acts and services of the Administrator and upon  such  terms and conditions as  may  be  agreed  upon  between  the  Administrator  and  such sub-administrator and approved by the Trustees.



SECTION 3.4. OTHER SERVICE PROVIDERS. The Trustees may in their discretion  from time to time authorize the Trust to enter into one or  more  agreements  whereby the other party or parties to any such agreements will undertake to  provide  to the Trust or any Class or Series or Shareholders or beneficial owners of  Shares such services as the Trustees consider desirable and all  upon  such  terms  and conditions as the Trustees in their discretion may determine.



SECTION 3.5. TRANSFER AGENTS. The Trustees may in their discretion from time  to time appoint one or more transfer agents for the Trust or any  Class  or  Series thereof. Any contract  with  a  transfer  agent  shall  be  on  such  terms  and conditions as the Trustees may in their discretion determine.



SECTION 3.6. CUSTODIAN. The Trustees may appoint a bank or trust company  having an aggregate capital, surplus and  undivided  profits  (as  shown  in  its  last published report) of at least $2,000,000 as a custodian  of  the  Trust  or  any

Class or Series with authority as its agent to hold cash  and  securities  owned by the Trust or the Class or Series and to release  and  deliver  the  same  and otherwise to perform such duties as the Trustees  may  specify,  all  upon  such terms and conditions as may be agreed upon between the Trust and the Custodian.



SECTION 3.7. AFFILIATIONS. The fact that:



(i)  any  of  the  Shareholders,  Trustees  or  officers  of  the  Trust  is   a

shareholder, creditor, director, officer, partner, trustee  or  employee  of  or has any interest in any Person or any parent or affiliate of  any  such  Person,

with which a contract or agreement of the character described  in  this  Article

III has been or will be made,  or  that  any  such  Person,  or  any  parent  or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any such Person also has similar contracts, agreements or plans with  other investment companies (including, without limitation,  the  investment  companies referred to in the last paragraph of Section  2.9)  or  Persons,  or  has  other business activities or interests, shall not affect in any way  the  validity  of any such contract, agreement or plan or disqualify any Shareholder,  Trustee  or officer of the Trust from authorizing, voting upon  or  executing  the  same  or create any liability or accountability to the Trust or its Shareholders.



                                   ARTICLE IV



          LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS



SECTION 4.1. NO PERSONAL  LIABILITY  OF  SHAREHOLDERS,  TRUSTEES,  OFFICERS  AND

EMPLOYEES. No Shareholder shall be subject to any personal liability  whatsoever to any Person in connection with Trust Property  or  the  acts,  obligations  or affairs of the Trust or any Class or Series  thereof.  All  Persons  dealing  or contracting with the Trustees as such or with the Trust or any Class  or  Series thereof or having any claim against the Trust or any  Class  or  Series  thereof shall have recourse only to the Trust or such Class or Series  for  the  payment of their claims or for the payment or satisfaction  of  claims,  obligations  or liabilities arising out of such dealings or contracts. No  Trustee,  officer  or employee of the Trust, whether past, present or future, shall be subject to  any personal liability whatsoever to any such Person, and  all  such  Persons  shall look solely to the Trust Property, or to the assets of one or more specific

Class or Series of the Trust if the claim  arises  from  the  act,  omission  or other conduct of such Trustee, officer or employee with  respect  to  only  such

Class or Series, for satisfaction of claims of any nature arising in  connection with the affairs of the Trust or such  Class  or  Series.  If  any  Shareholder,

Trustee, officer or employee, as such, of the Trust is made a party to any  suit or proceeding to enforce any such liability of the Trust or any Class or  Series thereof, he shall not, on account thereof, be held to any personal liability.



SECTION 4.2. TRUSTEE'S GOOD FAITH ACTION; ADVICE TO OTHERS; NO BOND  OR  SURETY.

The exercise by the Trustees of their powers and discretions hereunder shall  be binding upon all Interested Parties. A Trustee shall not be  liable  for  errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of them or of any  officer,

agent,   employee,   consultant,   investment   adviser   or   other    adviser,

administrator, distributor or  principal  underwriter,  custodian  or  transfer,

dividend disbursing, shareholder servicing or accounting  agent  of  the  Trust,

nor shall any Trustee be responsible for  the  act  or  omission  of  any  other

Trustee. The Trustees may take advice of counsel or other experts  with  respect to the meaning and operation of this Declaration and their duties  as  Trustees,

and shall be under no liability for any act or omission in accordance with  such advice or for failing to follow such advice. In discharging  their  duties,  the

Trustees, when acting in  good  faith,  shall  be  entitled  to  rely  upon  the records, books and accounts of the Trust and upon reports made to  the  Trustees by any officer, employee, agent, consultant,  accountant,  attorney,  investment adviser or other adviser, principal underwriter, expert,  professional  firm  or independent contractor. The Trustees as such shall not be required to  give  any bond or surety or any other security for the performance  of  their  duties.  No provision of this Declaration shall protect any Trustee or officer of the  Trust against any liability to the  Trust  or  its  Shareholders  to  which  he  would otherwise be subject by reason of his own willful misfeasance, bad faith,  gross negligence or reckless disregard of the duties involved in the  conduct  of  his office.



SECTION 4.3. INDEMNIFICATION. The Trustees may provide, whether in  the  By-Laws or by contract, vote or other action, for the indemnification by  the  Trust  or by any Class or Series thereof  of  the  Shareholders,  Trustees,  officers  and employees of the Trust and  of  such  other  Persons  as  the  Trustees  in  the exercise of their  discretion  may  deem  appropriate  or  desirable.  Any  such indemnification may be mandatory or permissive, and may be  insured  against  by policies maintained by the Trust.

SECTION 4.4. NO DUTY OF INVESTIGATION. No  purchaser,  lender  or  other  Person dealing with the Trustees or any officer, employee or agent of the  Trust  or  a

Class or Series thereof shall be  bound  to  make  any  inquiry  concerning  the validity of any transaction purporting to be made by the  Trustees  or  by  said officer, employee or agent  or  be  liable  for  the  application  of  money  or property paid, loaned, or delivered to or on the order of  the  Trustees  or  of said  officer,  employee  or  agent.  Every  obligation,  contract,  instrument,

certificate, Share, other security or undertaking of the Trust  or  a  Class  or

Series, and every other act or thing whatsoever executed in connection with  the

Trust shall be conclusively presumed to  have  been  executed  or  done  by  the executors thereof only in their capacity as Trustees under this  Declaration  or in their capacity as officers, employees or agents of the Trust.  Every  written

obligation,  contract,  instrument,  certificate,  Share,  other   security   or

undertaking of the Trust or a Class or Series made or  issued  by  the  Trustees may recite that the same is executed or made by them not individually, but as

Trustees under the Declaration, and that the obligations of the Trust or a

Class or Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust  Property  or the Trust Property of the applicable  Class  or  Series,  and  may  contain  any further recital which they may deem appropriate, but the omission  of  any  such recital shall not operate to bind the Trustees or Shareholders individually.



SECTION 4.5. RELIANCE ON RECORDS AND EXPERTS. Each Trustee, officer or  employee of the Trust shall, in the performance of his duties, be  fully  and  completely justified and protected with regard to any act or any failure to  act  resulting from reliance in good faith upon the records, books and accounts of the Trust or a Class or Series thereof, upon an opinion or other advice of legal  counsel,

or upon reports made or advice given to the Trust or a Class or  Series  thereof by any Trustee or any of the Trust's officers or employees or by the  Investment

Adviser, the Administrator, the Custodian,  a  Principal  Underwriter,  Transfer

Agent, accountants,  appraisers  or  other  experts,  advisers,  consultants  or professionals selected with reasonable care by the Trustees or officers  of  the

Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust.



                                    ARTICLE V



                          SHARES OF BENEFICIAL INTEREST



SECTION 5.1. SHARES OF BENEFICIAL INTEREST. The interest  of  the  beneficiaries of the Trust initially  shall  be  divided  into  common  shares  of  beneficial interest of $.01 par value. The number of common shares authorized hereunder  is unlimited. All shares issued, including, without  limitation,  those  issued  in connection with a dividend or distribution or a  share  split,  shall  be  fully

paid  and  nonassessable.  The  Trustees  may,  without  Shareholder   approval,

authorize one or more Classes of Shares (which Classes may  without  Shareholder approval be divided by the Trustees into two or more  Series),  Shares  of  each such Class or Series having such  preferences,  voting  powers  and  special  or relative rights or privileges (including  conversion  rights,  if  any)  as  the

Trustees may determine and as shall be set forth  in  a  resolution  adopted  in accordance with the By-Laws. The number  of  Shares  of  each  Class  or  Series authorized shall be unlimited except as the By-Laws may otherwise  provide.  The

Trustees may from time to time divide or combine the  Shares  of  any  Class  or

Series  into  a  greater  or  lesser  number  without   thereby   changing   the

proportionate beneficial interest in the Class or Series.



The ownership of Shares shall be recorded  on  the  books  of  the  Trust  or  a transfer or similar agent. No certificates certifying the  ownership  of  Shares shall be issued except as the Trustees may  otherwise  determine  from  time  to time. The Trustees may make such rules as  they  consider  appropriate  for  the issuance of Share certificates, the transfer of Shares and similar matters.  The record books of the Trust as kept by  the  Trust  or  any  transfer  or  similar agent, as the case may be, shall be conclusive as to who  are  the  Shareholders of each Class or Series and as to the number of Shares of each Class  or  Series held from time to time by  each  Shareholder.  The  Trustees  may  at  any  time discontinue the issuance of Share certificates and may,  by  written  notice  to each Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of Shares in the Trust.



SECTION 5.2. VOTING POWERS. Subject to the voting powers of one or more  Classes or Series, the Shareholders shall have power to vote only (i)  with  respect  to the election of Trustees, (ii) for the  removal  of  Trustees  as  provided  for herein, (iii) with respect to any Investment Adviser as required  by  applicable law, (iv) with respect to any termination or amendment of this  Trust,  or  with respect to certain transactions, to the extent and as provided in Article  VIII,

(v) to  the  same  extent  as  the  stockholders  of  a  Massachusetts  business corporation as to whether or not a court action, proceeding or claim  should  or should not be brought or maintained derivatively or as a class action on  behalf of the Trust or the Shareholders, and  (vi)  with  respect  to  such  additional matters relating to the Trust as may be required by law, this  Declaration,  the

By-Laws or any registration of  the  Trust  with  the  Securities  and  Exchange

Commission (or any successor agency) or  any  state,  or  as  the  Trustees  may consider necessary or desirable. Each whole Share shall be entitled to one  vote as to any matter on which it is entitled  to  vote  and  each  fractional  Share shall be entitled to a proportionate fractional vote. Notwithstanding any  other

provision  of  this  Declaration,  on  any  matter  submitted  to  a   vote   of

Shareholders, all Shares of the Trust then entitled to  vote  shall,  except  as otherwise provided in the By-Laws or required by applicable  law,  be  voted  in the aggregate as a single Class without  regard  to  Classes  or  Series.  There shall be no cumulative voting in the election of Trustees.



SECTION 5.3. RIGHTS OF SHAREHOLDERS. The ownership  of  the  Trust  Property  of every description and the right to conduct any business of the Trust are  vested exclusively in the  Trustees,  and  the  Shareholders  shall  have  no  interest therein other than the beneficial interest conferred by their Shares,  and  they shall have no right to call for any  partition  or  division  of  any  property,

profits, rights or interests of the Trust or of any  Class  or  Series  nor  can

they be called upon to share or assume any losses of the Trust or of  any  Class or Series or suffer an assessment of any kind by virtue of  their  ownership  of

Shares.  The  Shares  shall  be  personal  property  giving  only   the   rights

specifically set forth in this Declaration. The Shares  shall  not  entitle  the holder to preference, preemptive,  appraisal,  conversion  or  exchange  rights,

except as the Trustees may specifically determine with respect to any  Class  or

Series.



Every Shareholder by virtue of having become a  Shareholder  shall  be  held  to have expressly assented and agreed to the terms of this Declaration and the

Bylaws and  to  have  become  a  party  hereto  and  thereto.  The  death  of  a

Shareholder during the continuance of the Trust shall not operate  to  terminate the same nor entitle the  representative  of  any  deceased  Shareholder  to  an accounting or to take any action in court or elsewhere against the Trust or  the

Trustees, but only to the rights of said decedent under this Trust.



SECTION 5.4. TRUST ONLY. It is the intention of the Trustees to create only  the

relationship  of  Trustee  and  beneficiary  between  the  Trustees   and   each

Shareholder from time to time. It is  not  the  intention  of  the  Trustees  to create a general partnership,  limited  partnership,  joint  stock  association,

corporation,  limited  liability  company,  bailment  or  any  form   of   legal

relationship  other  than  a  Massachusetts  business  trust.  Nothing  in  this

Declaration shall be construed to make the Shareholders,  either  by  themselves or with the Trustees, partners or members of a joint stock association.



SECTION 5.5. ISSUANCE OF SHARES. The Trustees  in  their  discretion  may,  from time to time and without any authorization or vote of  the  Shareholders,  issue

Shares of any Class or Series, in addition to the then  issued  and  Outstanding

Shares, to such party or parties and for such amount and type of  consideration,

including cash or property, at such time or times  and  on  such  terms  as  the

Trustees may deem appropriate or desirable,  and  may  in  such  manner  acquire other assets (including the acquisition of assets subject to, and in  connection with the assumption of, liabilities) and  businesses.  In  connection  with  any issuance of Shares, the Trustees may issue fractional  Shares  and  reissue  and resell full and fractional  Shares  held  in  the  treasury.  The  Trustees  may authorize the issuance of certificates of beneficial interest  to  evidence  the ownership of Shares. Shares held in the treasury shall not be  voted  nor  shall such Shares
be entitled to any  dividends  or  other  distributions  declared  with  respect thereto. The Trustees in their discretion  may  also,  from  time  to  time  and without any authorization or vote of  the  Shareholders,  issue  to  the  extent consistent with applicable law securities of the Trust convertible  into  Shares of the Trust and warrants to purchase securities of  the  Trust,  in  each  case pursuant to such terms and under such conditions as the Trustees may specify  in their discretion. Shares of any Class or Series, in addition to the then  issued and outstanding Shares, and such warrants  or  convertible  securities,  may  be issued to such party or parties and for such amount and type  of  consideration,

including cash or property, at such time or times  and  on  such  terms  as  the

Trustees may deem appropriate or desirable,  and  may  in  such  manner  acquire other assets (including the acquisition of assets subject to, and in  connection with the assumption of, liabilities) and businesses. The officers of  the  Trust are severally authorized to take  all  such  actions  as  may  be  necessary  or desirable to carry out this Section 5.5.



                                   ARTICLE VI



                           REDEMPTIONS AND REPURCHASES



SECTION 6.1. REDEMPTIONS AND REPURCHASES OF SHARES. From time to time the  Trust may redeem or repurchase its Shares, all upon such terms and conditions  as  may be determined by the Trustees and subject to any applicable  provisions  of  the

1940 Act. The Trust may require Shareholders  to  pay  a  withdrawal  charge,  a sales charge, or any other form of charge to the Trust, to  the  underwriter  or to any other person designated by the Trustees upon redemption or repurchase  of

Trust Shares in such amount as shall be determined from  time  to  time  by  the

Trustees. The Trust may also charge a redemption or repurchase fee in such amount as may be determined from time to time by the Trustees.



SECTION 6.2. MANNER OF PAYMENT. Payment of Shares redeemed  or  repurchased  may at the option of the Trustees or such officer  or  officers  as  they  may  duly authorize for the purpose, in their complete discretion, be made in cash, or  in kind, or partially in cash and partially in kind. In case  of  payment  in  kind the Trustees, or their delegate, shall  have  absolute  discretion  as  to  what security or securities shall be distributed in kind and the amount of the  same,

and the securities shall be valued for purposes of distribution  at  the  figure at which they were appraised in computing the net asset  value  of  the  Shares,

provided  that  any  Shareholder  who  cannot  legally  acquire  securities   so

distributed in kind by reason of the prohibitions of the 1940 Act shall  receive cash.



SECTION 6.3. INVOLUNTARY REDEMPTION. If the Trustees shall, at any time  and  in good faith, be of the opinion that direct or indirect  ownership  of  Shares  of any Class or Series  or  other  securities  of  the  Trust  has  or  may  become concentrated in any person to an extent which would disqualify the  Trust  as  a regulated investment company under the Internal Revenue Code, then the  Trustees shall have the power by lot or other means deemed equitable by them (i) to  call for redemption by any such person a number, or principal amount,  of  Shares  or other securities of the Trust sufficient to maintain  or  bring  the  direct  or indirect ownership of Shares or other securities of the  Trust  into  conformity with the requirements for such qualification and (ii) to refuse to  transfer  or issue Shares or other securities of the Trust to any  person  whose  acquisition of the Shares or other securities of the Trust in question would result in  such

disqualification.  The  redemption  shall  be  effected  upon  such  terms   and

conditions as shall be determined by the Trustees.



The holders of Shares or  other  securities  of  the  Trust  shall  upon  demand disclose to the Trustees in writing such information with respect to direct  and indirect ownership of Shares or other securities of the Trust  as  the  Trustees deem necessary to comply with the provisions of the Internal  Revenue  Code,  or to comply with the requirements of any other taxing authority.

                                   ARTICLE VII



                        DETERMINATION OF NET ASSET VALUE,

                          NET INCOME AND DISTRIBUTIONS



SECTION 7.1. NET ASSET VALUE. The net asset value of each outstanding  Share  of the Trust or of any Class or Series thereof shall be  determined  on  such  days and at or as of such time or times as the Trustees may determine. Any  reference in this Declaration to the time at which a determination of net asset  value  is made shall mean the time as of which the determination is made.  The  power  and duty to determine and  method  of  determination  of  net  asset  value  may  be delegated by the Trustees from time to  time  to  the  Investment  Adviser,  the

Administrator, the Custodian,  the  Transfer  Agent  or  such  other  Person  or

Persons as the Trustees may determine. The value of the assets of the  Trust  or any Class or Series thereof shall be determined in a manner  authorized  by  the

Trustees. From the total value of said  assets,  there  shall  be  deducted  all indebtedness, interest, taxes, payable or accrued, including estimated taxes  on unrealized  book  profits,  expenses  and  management  charges  accrued  to  the appraisal date, and all other items in the nature of liabilities which shall  be deemed appropriate by the Trustees, as incurred by or allocated to the Trust  or any Class or Series thereof. The resulting amount,  which  shall  represent  the total net assets of the Trust or Class or Series thereof, shall  be  divided  by the number of Outstanding Shares of the Trust or  Class  or  Series  thereof  at that time and the quotient so obtained shall be  deemed  to  be  the  net  asset value of the Shares of the Trust or Class  or  Series  thereof.  The  Trust  may declare a suspension of the determination of  net  asset  value  to  the  extent permitted by the 1940 Act. It shall not be a violation of any provision of  this

Declaration if Shares are sold, redeemed or repurchased by the Trust at a  price other than one based on net asset value if the net asset value  is  affected  by one or more errors inadvertently made in the pricing of portfolio securities  or other investments or in accruing or allocating  income,  expenses,  reserves  or liabilities. No provision of this Declaration shall be construed to restrict or affect the right or ability of the Trust to  employ  or  authorize  the  use  of pricing services,  appraisers  or  any  other  means,  methods,  procedures,  or techniques in valuing the assets or calculating the liabilities of the Trust  or any Class or Series thereof.



SECTION 7.2. DIVIDENDS AND DISTRIBUTIONS. (a) The  Trustees  may  from  time  to time distribute ratably among the Shareholders of the Trust or  of  a  Class  or

Series thereof such portion of the net earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital), or assets  of  the  Trust or such Class or Series held by the Trustees as they  may  deem  appropriate  or desirable. Such  distributions  may  be  made  in  cash,  additional  Shares  or property (including without limitation any type of obligations of the  Trust  or

Class or Series or any assets thereof), and the Trustees may distribute  ratably among the Shareholders of the Trust or Class or Series thereof additional

Shares of the Trust or Class  or  Series  thereof  issuable  hereunder  in  such manner, at such times, and on such terms as the Trustees  may  deem  appropriate or desirable. Such distributions may be among the Shareholders of the  Trust  or

Class or Series thereof at the time of declaring a  distribution  or  among  the

Shareholders of the Trust or Class or Series thereof at such other date or  time or dates or times as the Trustees  shall  determine.  The  Trustees  may  always retain from the earnings or profits such amounts as they  may  deem  appropriate or desirable to pay the expenses and liabilities of the  Trust  or  a  Class  or

Series thereof or to meet  obligations  of  the  Trust  or  a  Class  or  Series thereof, together with such amounts as they may deem desirable  to  use  in  the conduct of its affairs or to retain for future  requirements  or  extensions  of the business or operations of the Trust or such Class or Series. The  Trust  may adopt and offer to Shareholders such dividend reinvestment plans, cash  dividend payout plans or other distribution plans as the Trustees  may  deem  appropriate or desirable. The Trustees may in their discretion  determine  that  an  account administration fee or other similar charge may be  deducted  directly  from  the income and other distributions paid on Shares to a Shareholder's account in  any

Class or Series.



(b) The Trustees may prescribe, in their absolute  discretion,  such  bases  and times for determining the amounts for the declaration and payment  of  dividends and distributions as they may deem necessary, appropriate or desirable.

(c) Inasmuch as the computation of net income and gains for federal  income  tax purposes may vary from the computation thereof on  the  books  of  account,  the above provisions shall be interpreted  to  give  the  Trustees  full  power  and authority in their absolute discretion to distribute  for  any  fiscal  year  as dividends and as capital gains distributions, respectively,  additional  amounts sufficient to enable the Trust or a Class or Series thereof to avoid  or  reduce liability for taxes.



SECTION  7.3.  POWER  TO  MODIFY  FOREGOING  PROCEDURES.   Notwithstanding   any

provision contained in this Declaration, the Trustees may  prescribe,  in  their absolute discretion, such other means, methods,  procedures  or  techniques  for determining the per Share net asset value of a Class or Series  thereof  or  the income of the Class or Series thereof, or for the declaration and payment of dividends and distributions on any Class or Series.



                                  ARTICLE VIII



    DURATION; TERMINATION OF TRUST OR A CLASS OR SERIES; MERGERS; AMENDMENTS



SECTION 8.1. DURATION. The Trust shall continue without limitation of  time  but subject to  the  provisions  of  this  Article  VIII.  The  death,  declination,

resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to terminate  or  annul  the  Trust  or  to  revoke  any existing agency or delegation  or  authority  pursuant  to  the  terms  of  this

Declaration or of the By-Laws.



SECTION 8.2. MERGER OR TERMINATION OF THE TRUST OR A SERIES OR A CLASS. The

Trust may merge or consolidate with any other  corporation,  association,  trust or other organization or may sell, lease or exchange all  or  substantially  all of the Trust property, including its good will, upon such terms  and  conditions and for such consideration when and as authorized at a meeting  of  Shareholders called for the purpose by the affirmative vote of the holders of  two-thirds  of each Class and Series of Shares outstanding and  entitled  to  vote  (with  each such class and series separately voting thereon as a separate Class or  Series),

or by an instrument or instruments in writing without a  meeting,  consented  to by the holders of two-thirds of each Class and Series of Shares (with each  such

Class and Series separately consenting thereto as a separate Class  or  Series);

provided, however, that if such merger, consolidation, sale, lease  or  exchange is recommended by the Trustees, the vote or written consent of the holders of  a majority of the Shares outstanding and entitled  to  vote  shall  be  sufficient authorization; and any such  merger,  consolidation,  sale,  lease  or  exchange shall be deemed for all purposes to have been accomplished  under  and  pursuant to the statutes of The Commonwealth of Massachusetts. Upon making provision  for the payment  of  all  outstanding  obligations,  taxes  and  other  liabilities,

(whether accrued or contingent) of the Trust, the Trustees shall distribute  the remaining assets of the Trust ratably  among  the  holders  of  the  outstanding

Shares, except as may be otherwise provided by the Trustees with respect to  any

Class or Series of Shares thereof.



Subject to  authorization  by  the  Shareholders  as  indicated  below  in  this paragraph, the Trust may at any time sell and convert  into  money  all  of  the assets of the  Trust,  and,  upon  making  provision  for  the  payment  of  all outstanding  obligations,  taxes  and  other  liabilities  (whether  accrued  or contingent) of the Trust, the Trustees shall distribute the remaining assets  of the Trust ratably among the holders of the outstanding Shares, except as may  be otherwise provided by the Trustees with  respect  to  any  Class  or  Series  of

Shares.  Such  action  shall  first  have  been  authorized  at  a  meeting   of

Shareholders called for the purpose by the affirmative vote of  the  holders  of two-thirds of each Class and Series of Shares outstanding and entitled  to  vote

(with each such Class and Series separately voting thereon as a  separate  Class or Series), or by an instrument or instruments in  writing  without  a  meeting,

consented to by the holders of two-thirds of each Class  and  Series  of  Shares

(with each such Class and Series separately consenting  thereto  as  a  separate

Class or Series); provided, however, that if such action is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares outstanding and entitled to vote shall be sufficient authorization.



Upon completion of the distribution of the remaining proceeds or  the  remaining assets as provided in this section, the Trust shall terminate and  the  Trustees shall be discharged of any and all further liabilities and duties hereunder  and the right, title and interest of all parties shall be cancelled and discharged.



SECTION 8.3. AMENDMENTS. The  execution  of  an  instrument  setting  forth  the establishment and designation and the relative rights of any Class or Series  of

Shares in accordance with Section 5.1 hereof shall, without  any  authorization,

consent or vote of the Shareholders, effect an amendment  of  this  Declaration.

Except as otherwise provided in this Section, if authorized  by  a  majority  of the Trustees and by vote of a majority of the outstanding voting  securities  of the Trust affected by the  amendment  (which  voting  securities  shall,  unless otherwise provided by the Trustees, vote together on such amendment as a  single class), or by any larger vote which may be required by applicable  law  or  this

Declaration of  Trust  in  any  particular  case,  the  Trustees  may  amend  or otherwise  supplement  this  Declaration.  The  Trustees  may  also  amend  this

Declaration without the vote or consent of Shareholders to change  the  name  of the Trust or to make such other changes as do  not  have  a  materially  adverse effect on the rights or interests of Shareholders hereunder or if they  deem  it necessary to conform this Declaration to the requirements of applicable  Federal laws or regulations or the requirements  of  the  regulated  investment  company provisions of the Internal Revenue Code, but the Trustees shall  not  be  liable for failing so to do.



No amendment may be made under this Section which shall amend, alter, change  or repeal any of the provisions of Article  VIII  unless  the  amendment  effecting such amendment, alteration, change or repeal shall receive the affirmative  vote or consent of the holders of two-thirds of  each  Class  and  Series  of  Shares outstanding and entitled to vote (with each such Class and Series separately voting thereon on consenting thereto  as  a  separate  Class  or  Series).  Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or  by  any  agreement  between  the

Trust and any national securities exchange.



Nothing contained in  this  Declaration  shall  permit  the  amendment  of  this

Declaration  to  impair  the  exemption   from   personal   liability   of   the

Shareholders, Trustees, officers, employees  and  agents  of  the  Trust  or  to permit assessments upon Shareholders.



Notwithstanding any other provision hereof, until such time  as  a  Registration

Statement under the Securities Act of  1933,  as  amended,  covering  the  first public offering of securities of the Trust shall  have  become  effective,  this

Declaration may be terminated or amended in any respect by the affirmative  vote of a majority of the Trustees or by an instrument signed by a  majority  of  the

Trustees.



SECTION 8.4. CERTAIN TRANSACTIONS. (a) Notwithstanding any  other  provision  of this Declaration and subject to the exceptions provided in  sub-section  (d)  of this Section 8.4, the types of transactions  described  in  sub-section  (c)  of this Section 8.4 shall require the affirmative vote or consent  of  the  holders of seventy-five percent (75%) of each Class of  Shares  outstanding  (with  each such Class voting separately thereon), when a Principal Shareholder (as  defined in sub-section (b) of this Section 8.4) is determined by the Trustees  to  be  a party to the transaction. Such affirmative vote or consent shall be in  addition to the vote or consent of the holders of Shares otherwise required by law or  by the terms of any Class or Series, whether now or  hereafter  authorized,  or  by any agreement between the Trust and any national securities exchange.



(b) The term  "Principal  Shareholder"  shall  mean  any  Person  which  is  the beneficial owner, directly or indirectly, of more than five percent (5%) of  the

Outstanding Shares  of  the  Trust  or  of  any  Class  and  shall  include  any

"affiliate" or "associate", as such terms are  defined  in  Rule  12b-2  of  the

General Rules and Regulations under the Securities Exchange  Act  of  1934.  For the purpose of this

Section 8.4, in  addition  to  the  Shares  which  a  Person  beneficially  owns directly, (a) a Person shall be deemed to be the beneficial owner of any  Shares

(i) which the Trustees determine it has the right to  acquire  pursuant  to  any agreement or upon exercise of conversion rights or warrants, or  otherwise  (but excluding Share options granted  by  the  Trust)  or  (ii)  which  the  Trustees determine are beneficially  owned,  directly  or  indirectly  (including  Shares deemed owned through application of clause (i) above), by any other Person  with which  it  or  its  "affiliate"  or  "associate"  (as  defined  above)  has  any agreement, arrangement or understanding for the purpose of  acquiring,  holding,

voting or disposing of Shares, or which is its affiliate or associate,  and  (b)

the outstanding Shares shall include Shares deemed owned through application  of clauses (i) and (ii) above but shall not include any other Shares which are  not at the time  issued  and  outstanding  but  may  be  issuable  pursuant  to  any agreement, or upon exercise of conversion rights or warrants, or otherwise.



(c) This Section 8.4 shall apply to the following transactions:



(i) The merger or consolidation of the Trust or  any  subsidiary  of  the  Trust with or into any Principal Shareholder.



(ii) The issuance of any securities of the Trust to  any  Principal  Shareholder for cash.



(iii) The sale, lease or exchange of all or any substantial part of  the  assets of the Trust to any Principal  Shareholder  (except  assets  determined  by  the

Trustees to have an  aggregate  fair  market  value  of  less  than  $1,000,000,

aggregating for the purpose of such  computation  all  assets  sold,  leased  or exchanged in any series of similar transactions within a twelve-month period  or assets sold in the ordinary course of business).



(iv) The sale, lease or  exchange  to  or  with  the  Trust  or  any  subsidiary thereof, in exchange  for  securities  of  the  Trust,  of  any  assets  of  any

Principal Shareholder (except assets determined  by  the  Trustees  to  have  an aggregate fair market value of less than $1,000,000 aggregating for the  purpose of such computation all assets sold,  leased  or  exchanged  in  any  series  of similar transactions within a twelve-month period).



For purposes of this sub-section 8.4(c), the term "Principal Shareholder"  shall include all subsidiaries, affiliates, associates, or  other  persons  acting  in concert with any Principal Shareholder.



(d) The provisions of this Section 8.4 shall not be applicable  to  (i)  any  of the transactions described in  sub-section  (c)  of  this  Section  8.4  if  the

Trustees shall by resolution have approved a memorandum  of  understanding  with such Principal Shareholder with respect to  and  substantially  consistent  with such transaction, or (ii) any such  transaction  with  any  Person  of  which  a majority of the outstanding shares of all classes of stock normally entitled  to vote in the election of directors is owned of  record  or  beneficially  by  the

Trust and its subsidiaries.



(e) The Trustees shall have the power to determine  for  the  purposes  of  this

Section 8.4 on the basis of information  known  to  the  Trust,  whether  (i)  a

Person beneficially owns more than five percent (5%) of the  outstanding  Shares or is otherwise a Principal Shareholder, (ii) a  Person  is  an  "affiliate"  or

"associate" (as defined above) of another, (iii) the assets  being  acquired  or leased to or by the Trust or any subsidiary  thereof  constitute  a  substantial part or the assets of the Trust and have an aggregate fair market value of  less

than  $1,000,000,  (iv)  the  memorandum  of  understanding   referred   to   in

sub-section (d) hereof is substantially consistent with the transaction  covered thereby, and (v) the provisions of  the  Section  8.5  otherwise  apply  to  any

Person or transaction. Any such determination shall be  conclusive  and  binding for all purposes of this Section 8.4.

SECTION  8.5.  CONVERSION.  Notwithstanding  any  other   provisions   of   this

Declaration, the conversion of the Trust  from  a  "closed-end  company"  to  an

"open-end company," as those terms are defined in Section 5(a)(2)  and  5(a)(1),

respectively, of the 1940 Act shall require the affirmative vote or  consent  of the holders of two-thirds of each Class outstanding (with each Class  separately voting thereon or consenting thereto as  a  separate  Class).  Such  affirmative vote or consent shall be in addition to the vote or consent of  the  holders  of the Shares otherwise required by law or by the terms of  any  Class  or  Series,

whether now or hereafter authorized, or by any agreement between the  Trust  and any national securities exchange. However, if such conversion is recommended  by at least 75% of the Trustees then in office, the vote or written consent of  the holders of a majority of the outstanding voting securities of the  Trust  (which voting securities shall vote  separately  on  the  matter  by  class)  shall  be sufficient to authorize such conversion.



                                   ARTICLE IX



                                  MISCELLANEOUS



SECTION 9.1. USE OF THE WORDS "EATON  VANCE".  Eaton  Vance  Corp.  (hereinafter referred to as "EVC"), which owns (either directly or through subsidiaries)  all of the capital shares of  the  Investment  Adviser  of  the  Trust  (or  of  the

investment adviser of each of the investment companies referred to in  the  last paragraph of Section 2.9), has  consented  to  the  use  by  the  Trust  of  the identifying words "Eaton Vance" in the  name  of  the  Trust.  Such  consent  is conditioned upon the continued employment of EVC or a  subsidiary  or  affiliate of EVC as Investment Adviser of the Trust or as the investment adviser  of  each of the investment companies referred to in the last paragraph  of  Section  2.9.

As between the Trust and itself, EVC shall control the use of the  name  of  the

Trust insofar as such name contains the identifying words "Eaton Vance". EVC may from time  to  time  use  the  identifying  words  "Eaton  Vance"  in  other connections and for other purposes, including, without limitation, the names  of other investment companies, trusts, corporations  or  businesses  which  it  may manage, advise, sponsor or own or in which it may  have  a  financial  interest.

EVC may require the Trust to cease using the identifying words "Eaton Vance"  in the name of the Trust if EVC or a subsidiary or affiliate of EVC ceases  to  act as investment adviser of the Trust or as the investment adviser of each  of  the investment companies referred to in the last paragraph of Section 2.9.



SECTION 9.2. NOTICES. Notwithstanding any other provision of  this  Declaration,

any and all notices to which any Shareholder may be entitled  and  any  and  all communications shall be deemed duly served or given if mailed, postage  prepaid,

addressed to any Shareholder of record at his last known address as recorded  on the register of the Trust. If and to the extent consistent with applicable  law,

a notice of a  meeting,  an  annual  report,  and  any  other  communication  to

Shareholders need not be sent to a Shareholder (i) if an  annual  report  and  a proxy statement for two consecutive shareholder meetings  have  been  mailed  to such Shareholder's address and have been  returned  as  undeliverable,  (ii)  if all, and at least two, checks (if sent  by  first  class  mail)  in  payment  of distributions on Shares during a twelve-month period have been  mailed  to  such

Shareholder's address and have been returned as undeliverable or  (iii)  in  any other case in which a proxy statement concerning a meeting of  security  holders is not required to be given pursuant to the Commission's  proxy  rules  as  from time to time in effect under the Securities Exchange Act of  1934,  as  amended.

However,  delivery  of  such  proxy  statements,  annual   reports   and   other

communications shall resume if and when such Shareholder delivers or  causes  to be delivered to the Trust written notice setting forth such  Shareholder's  then current address.



SECTION 9.3. FILING  OF  COPIES,  REFERENCES,  HEADINGS  AND  COUNTERPARTS.  The

original or a copy of this instrument, of  any  amendment  hereto  and  of  each declaration of trust supplemental hereto, shall be kept at  the  office  of  the

Trust. Anyone dealing with the Trust may rely on a certificate by a  Trustee  or an  officer  of  the  Trust  as  to  whether  or  not  any  such  amendments  or supplemental declarations of trust have been made  and  as  to  any  matters  in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by a Trustee or an officer of the Trust to be a copy of this instrument or of any  such  amendment  hereto  or supplemental declaration of trust.



In this instrument or in any  such  amendment  or  supplemental  declaration  of trust, references to this instrument, and  all  expressions  such  as  "herein",

"hereof", and "hereunder", shall be  deemed  to  refer  to  this  instrument  as amended or affected by any such supplemental declaration of trust. Headings  are placed herein for convenience of reference only and in  case  of  any  conflict,

the text of this instrument, rather  than  the  headings,  shall  control.  This instrument may be executed in any number of counterparts each of which shall  be deemed an original, but such counterparts shall  constitute  one  instrument.  A

restated  Declaration,  integrating  into  a  single  instrument  all   of   the

provisions of the Declaration which are then in effect  and  operative,  may  be executed from time to time by a majority of the  Trustees  then  in  office  and filed with the Massachusetts Secretary of State. A restated  Declaration  shall,

upon execution, be  conclusive  evidence  of  all  amendments  and  supplemental declarations contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.



SECTION 9.4. APPLICABLE LAW. The Trust set forth in this instrument is  made  in

The Commonwealth of Massachusetts,  and  it  is  created  under  and  is  to  be governed by and construed  and  administered  according  to  the  laws  of  said

Commonwealth. The Trust shall be of the type  commonly  called  a  Massachusetts business trust, and without  limiting  the  provisions  hereof,  the  Trust  may exercise all powers which are ordinarily exercised by such a trust.



SECTION 9.5. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. (a) The  provisions of this Declaration are severable, and if the  Trustees  shall  determine,  with the advice of legal counsel, that any of such provisions  is  in  conflict  with the 1940 Act, the Internal Revenue Code of 1986 or with  other  applicable  laws and regulations, the conflicting provision shall be construed in such  a  manner consistent with such law as may  most  closely  reflect  the  intention  of  the offending provision;  provided,  however,  that  such  determination  shall  not affect any of the remaining provisions of this Declaration or render invalid  or improper any action taken or omitted prior to such determination.



(b) If any provision of this Declaration shall be held invalid or  unenforceable in any jurisdiction, such invalidity or unenforceability shall  attach  only  to such provision in such jurisdiction and shall not  in  any  manner  affect  such provision in any other jurisdiction or any other provision of  this  Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the current  Trustees  of  the

Trust, have executed this instrument this 2nd day of March, 2007.



/s/ Alan R. Dynner                         /s/ Frederick S. Marius

------------------                         -----------------------

Alan R. Dynner, as Trustee                 Frederick S. Marius, as Trustee

                                           and not Individually and not

Individually



                        THE COMMONWEALTH OF MASSACHUSETTS



Suffolk, ss.                                                  Boston,

Massachusetts



On this 2nd day of March,  2007,  before  me,  the  undersigned  notary  public,

personally appeared the above named Alan R.  Dynner  and  Frederick  S.  Marius,

proved to me through satisfactory evidence of  identification,  which  consisted of personal knowledge,  to  be  the  persons  whose  names  are  signed  on  the preceding document in my presence and who swore  or  affirmed  to  me  that  the contents of the document  are  truthful  and  accurate  to  the  best  of  their knowledge and belief.



                                                       Before me,







                                                               /s/ Lynne M. Hetu

                                                       ------------------------

                                                          My commission expires:

                                                                         7/16/12

The names and addresses of all the Trustees of the Trust are as follows:



Alan R. Dynner

227 Beacon Street

Boston, MA 02116



Frederick S. Marius

41 Myrtle Terrace

Winchester, MA 01890



Trust Address:

The Eaton Vance Building

255 State Street

Boston, MA 02109